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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported) December 20, 1996

         LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of November 30, 1996, which forms Champion Home Equity Loan Trust 1996-4 which will issue the Champion Home Equity Loan Trust 1996-4, Home Equity Loan Asset-Backed Certificates, Series 1996-4).

                             LEHMAN ABS CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-14293                   13-3447441
----------------------------       -----------             -------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                           10285
----------------------------                               ----------
(Address of Principal                                      (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 526-7000

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Item 5.  Other Events.

Filing of Capital Markets Assurance Corporation Policy

         Reference is made to the Champion Home Equity Loan Trust 1996-4, Home Equity Loan Asset-Backed Certificates, Series 1996-4, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 (the "Class A Certificates") issued pursuant to a pooling and servicing agreement, dated as of November 30, 1996 by and among the Registrant, as Depositor, Champion Mortgage Co., Inc., as Seller, Champion Mortgage Servicing Corp., as Servicer and The Bank of New York, as Trustee. Principal payments and accrued and unpaid interest due on the Class A Certificates will be unconditionally and irrevocably guaranteed by a policy issued by Capital Markets Assurance Corporation (the "CapMAC Policy").

         The Registrant is filing a form of the CapMAC Policy in connection with the Class A Certificates. The form of CapMAC Policy is attached hereto as
Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.       Form of Policy.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LEHMAN ABS CORPORATION

                                               By: /s/ Martin P. Harding
                                                   ------------------------
                                                   Martin P. Harding
                                                   Managing Director

Dated:  December 20, 1996


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                                 Exhibit Index

Exhibit                                                              Page
-------                                                              ----

1.       Form of CapMAC Policy.                                        5



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